SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14(a)-12

CELERITEK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CELERITEK, INC.

May 13, 2003

Dear Fellow Shareholder:

THE FUTURE OF YOUR INVESTMENT IS AT STAKE!

The special meeting of Celeritek shareholders is only a few days away and your vote is extremely important. Your board of directors needs your support to continue its plan designed to protect and enhance the value of your investment in Celeritek.

ISS RECOMMENDS A VOTE “AGAINST” THE DISSIDENT GROUP’S PROPOSAL
AND “FOR” YOUR BOARD’S NOMINEES

You should also be aware that Institutional Shareholder Services (“ISS”), the nation’s leading independent voting advisory service, recommends that its clients, including institutional investors, mutual funds and other fiduciaries, follow your Board’s recommendations by voting on the GREEN proxy card.

In its analysis, ISS stated that:

— “replacing the full board with the dissidents’ nominees would create too much uncertainty and internal disruption to Celeritek’s business.” and that:

— “the current board is more capable of executing Celeritek’s business plan and achieving profitability and pursuing alternative strategic opportunities than the dissidents’ nominees.”

In addition, the State of Wisconsin Investment Board, Celeritek’s largest institutional shareholder, which owns 14.6% of Celeritek’s shares, has stated its intention to vote AGAINST the dissident slate and FOR your board’s nominees.

TIME IS SHORT AND YOUR VOTE IS IMPORTANT!

Since time is short and your vote of critical importance, we have established a method that will enable you to vote by toll-free proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

On behalf of your board of directors, thank you for your support.

TAMER HUSSEINI
Chairman of the Board, President and
Chief Executive Officer

TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
ARE AVAILABLE TO ASSIST YOU NOW!!!

INSTRUCTIONS

1.	Call Toll-Free 1-877-880-9547, anytime, day or night.

2.	Tell the operator that you wish to send a collect ProxyGram to ID No. 8742, Celeritek, Inc.(Management).

3.	State your name, address and telephone number.

4.	State the bank or broker at which your shares are held and your control number as shown below:

Name:	<NA.1>
Broker:	<Broker>
Control Number:	<ControlNum>
Number of Shares:	<NumShares>

5.	Give the operator your voting preferences, using the proxy text below.

CELERITEK, INC.
3236 Scott Boulevard
Santa Clara, California 95054

SPECIAL MEETING OF SHAREHOLDERS

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CELERITEK, INC.

The undersigned shareholder of Celeritek, Inc., a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, dated April 7, 2003,and Proxy Statement, dated April 25, 2003, each mailed by Celeritek, Inc. to its shareholders in connection with the Special Meeting of Shareholders of Celeritek, Inc. to be held on May 19, 2003 at 10:00 a.m. local time, at the Four Points Sheraton, 1250 Lakeside Drive, Sunnyvale, California 94086, (the “Special Meeting”), and hereby appoints Tamer Husseini and Margaret E. Smith, and each of them, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting and at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSAL TO REMOVE ALL OF THE CURRENT MEMBERS OF THE CELERITEK BOARD OF DIRECTORS AND “FOR” THE PROPOSAL TO FILL THE VACANCIES ON THE CELERITEK BOARD OF DIRECTORS CREATED BY THE REMOVAL OF THE CURRENT DIRECTORS BY RE-ELECTING THE SIX EXISTING MEMBERS OF THE BOARD OF DIRECTORS. EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“AGAINST” PROPOSAL ONE AND “FOR” PROPOSAL TWO.

1.	PROPOSAL TO REMOVE ALL OF THE CURRENT MEMBERS OF THE CELERITEK BOARD OF DIRECTORS.

( ) FOR	( ) AGAINST	( ) ABSTAIN

2.	PROPOSAL TO FILL THE VACANCIES ON THE CELERITEK BOARD OF DIRECTORS CREATED BY THE REMOVAL OF THE CURRENT DIRECTORS BY RE-ELECTING THE SIX EXISTING MEMBERS OF THE BOARD OF DIRECTORS.

Nominees: (01) Tamer Husseini, (02) Robert J. Gallagher, (03) Thomas W. Hubbs,(04) William D. Rasdal,(05) Charles P. Waite, (06) Donald Clyde Cox

( ) FOR ALL	( ) WITHHOLD ALL	( )	FOR ALL, EXCEPT NOMINEES LISTED BELOW *

*	INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), GIVE THE NAME OF THE INDIVIDUAL NOMINEE(S) TO THE OPERATOR.

Please give shareholder name to operator exactly as it appears hereon. Persons voting in fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, give both names.

Additional Information

Celeritek has notified its shareholders that a special meeting will be held on May 19, 2003 to consider and vote on the dissident group’s proposals. Celeritek’s board of directors intends to solicit proxies against the dissident group’s proposals and has filed a definitive proxy statement with the Securities and Exchange Commission relating to its solicitation of proxies for the special meeting. Celeritek shareholders are urged to read the definitive proxy statement because it contains important information. Celeritek shareholders may obtain a copy of the definitive proxy statement and any other relevant documents for free at the Securities and Exchange Commission’s web site located at www.sec.gov. Celeritek shareholders also may obtain a free copy of the definitive proxy statement and other relevant documents by contacting Celeritek Investor Relations. All of the Celeritek directors will be deemed to be participants in the board of directors’ solicitation of proxies in connection with the special meeting, and certain of the executive officers of Celeritek may be deemed to be participants in the board of directors’ solicitation of proxies in connection with the special meeting. A description of the direct and indirect interests, by security holdings or otherwise, of these participants in board of directors’ solicitation of proxies are set forth in the definitive proxy statement filed by Celeritek with the Securities and Exchange Commission in connection with the special meeting.